[LORD ABBETT LOGO]

                                      2003
                               SEMI-ANNUAL REPORT

LORD ABBETT
SMALL-CAP BLEND FUND

FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2003

(Unaudited)
--------------------------------------------------------------------------------
LORD ABBETT SMALL-CAP BLEND FUND
SEMI-ANNUAL REPORT
FOR THE SIX MONTHS ENDED JANUARY 31, 2003

DEAR SHAREHOLDERS: We are pleased to provide you with this six-month overview of Lord Abbett Small-Cap Blend Fund's strategies and performance for the six-month period ended January 31, 2003. On this and the following pages, we discuss the factors that influenced performance.

    Thank you for investing in Lord Abbett Mutual Funds. We value the trust you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow
ROBERT S. DOW
CHAIRMAN
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM OVER THE SIX MONTHS ENDED JANUARY 31, 2003?

A. The Lord Abbett Small-Cap Blend Fund(1) (the "Fund") returned -0.2%(2) for the six months ended January 31, 2003, compared with its benchmark, the Russell 2000(R) Index(3), which returned -4.4% during the same period. PLEASE REFER TO PAGE 2 FOR AVERAGE ANNUAL TOTAL RETURNS.

Q. WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PERFORMANCE?

A. The Fund's performance was aided most by stock selection in the consumer discretionary sector, where a focus on specialty consumer goods and services companies with dominant market shares in niche markets has proved beneficial. Another large positive contributor to performance was the Fund's stock selection in the producer durables sector. During the period, a voice and data communications equipment provider gained after announcing an important technology and marketing partnership that has the potential to increase product distribution channels. In addition, as more companies regulate internal internet use, a Fund holding that provides internet management for corporations gained as it expanded its strategic alliance program.

     During the period, the Fund was negatively impacted by stock selection in the healthcare sector, where holdings suffered from acquisition integration problems. In the financial services sector, stock selection detracted from performance. Specifically, a property and casualty insurance company declined from lower revenue and questions over future growth capabilities.

Q. WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A. After gaining strength in the fourth quarter of 2001 and the first half of 2002, the economy began to slow in June and July, and discussion of a double-dip recession began to emerge among investors. Reinforcing these economic

(Unaudited)
--------------------------------------------------------------------------------

worries were downward revisions in GDP for 2001, which revealed three mildly down quarters instead of the one originally reported. The fourth quarter began with low expectations, as a result of the downward economic revisions experienced during an extremely negative third quarter. But, as the quarter progressed, economic data began to reveal some positive news. Statistics have shown that consumer sentiment has possibly bottomed, and continued low levels of interest rates and inflation helped to sustain consumer spending and housing demand throughout the fourth quarter. This influx of encouraging trends sparked the equity markets, as major indices finally experienced sustained gains.

    In contrast, the business sector of the economy appeared to be overly cautious during the fourth quarter and business sentiment lagged consumer resolve. Concerns existed that corporate earnings will not improve as rapidly as anticipated, as economic growth would continue at a slower-than-expected pace. In addition, high oil prices and the threat of international conflict weighed on investor confidence and economic recovery. After a brief rally in the beginning of 2003, continued downward pressure dominated the equity market, as geopolitical risks and impending war concerns continued to cloud corporate outlooks.

Q. PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A. In 2002, volatility and relentless questioning over the future of the economy defined the market. We believe, however, that this extreme emotion will subside in the new year, and fundamentals will begin to drive the markets. And, as fundamentals come to the forefront, and the economic recovery continues to gain traction, we believe companies will announce more earnings surprises than disappointments. In addition, we expect capital spending to increase later in the recovery cycle. We believe the current small-cap risk/return profile is attractive, and by remaining focused on our disciplined investment process, we feel confident that we can offer our shareholders solid investment opportunities in the coming year.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2002 REFLECT PERFORMANCE OF CLASS A SHARES AT THE MAXIMUM SALES CHARGE OF 5.75%, WITH ALL DISTRIBUTIONS REINVESTED. 1 YEAR: -19.95% LIFE OF FUND: -8.84% (SEC EFFECTIVE DATE 6/26/2001)

(1) The Fund's portfolio is actively managed, and therefore, allocations are subject to change. Sectors may include many industries.
(2) Reflects performance at the Net Asset Value (NAV) of Class A shares, with all distributions reinvested, for the six months ended January 31, 2003.
(3) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represeNts approximately 8% of the total market capitalization of the Russell 3000(R) Index. Indices are unmanaged, do not reflect the deduction of fess or expenses and are not available for direct investment.

(Unaudited)
--------------------------------------------------------------------------------

IMPORTANT PERFORMANCE AND OTHER INFORMATION

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. For more complete information about this or any Lord Abbett Mutual Fund, including risks, charges and ongoing expenses, please call your Investment Professional or Lord Abbett Distributor LLC at 888-522-2388 for a Prospectus. An investor should read the Prospectus carefully before investing.

SCHEDULE OF INVESTMENTS (UNAUDITED)
JANUARY 31, 2003

                                                      VALUE
INVESTMENTS                             SHARES        (000)
-------------------------------------------------------------
COMMON STOCKS 95.92%

AIR TRANSPORTATION 1.70%
Airborne, Inc.                            71,400   $    1,099
                                                   ----------
BANKS 1.99%
Hanmi Financial Corp.*                    75,387        1,287
                                                   ----------
BIOTECHNOLOGY RESEARCH &
PRODUCTION 3.17%
Antigenics, Inc.*                         53,700          512
Arthrocare Corp.*                        149,000        1,533
                                                   ----------
TOTAL                                                   2,045
                                                   ----------
BUILDING: ROOFING &
WALLBOARD 2.40%
ElkCorp                                   89,200        1,552
                                                   ----------
CASINOS & GAMBLING 3.55%
Shuffle Master, Inc.*                    121,700        2,289
                                                   ----------
COMMUNICATIONS & MEDIA 5.18%
Entravision
Communications*                          161,300        1,629
Lamar Advertising Co.*                    49,400        1,718
                                                   ----------
TOTAL                                                   3,347
                                                   ----------
COMMUNICATIONS
TECHNOLOGY 4.70%
TALX Corp.                               211,743        3,037
                                                   ----------
COMPUTER SERVICES
SOFTWARE & SYSTEMS 1.97%
Websense, Inc.*                           81,100        1,274
                                                   ----------
CONSTRUCTION 5.66%
EMCOR Group, Inc.*                        33,000        1,567
Modtech Holdings, Inc.*                  242,599        2,091
                                                   ----------
TOTAL                                                   3,658
                                                   ----------
CONSUMER ELECTRONICS 3.74%
Lojack Corp.*                            380,009        1,885
Take-Two Interactive
Software, Inc.                            24,900          528
                                                   ----------
TOTAL                                                   2,413
                                                   ----------
DRUGS & PHARMACEUTICALS 3.72%
Endo Pharm Hldgs., Inc.*                  41,300   $      384
Medicis Pharm Corp.*                      39,100        2,020
                                                   ----------
TOTAL                                                   2,404
                                                   ----------
EDUCATION SERVICES 3.58%
Sylvan Learning
Systems, Inc.*                           144,600        2,314
                                                   ----------
ELECTRONICS 2.50%
BEI Technologies, Inc.                   160,300        1,613
                                                   ----------
ELECTRONICS: TECHNOLOGY 2.87%
Titan Corp.*                             167,300        1,852
                                                   ----------
FINANCIAL DATA PROCESSING
SERVICES & SYSTEMS 1.70%
National Processing, Inc.*                82,600        1,094
                                                   ----------
FOODS 0.78%
Dean Foods Co.*                           12,900          501
                                                   ----------
HEALTHCARE MANAGEMENT
SERVICES 2.89%
AMsurg Corp.*                             80,200        1,870
                                                   ----------
HEALTH & PERSONAL CARE 2.09%
Province Healthcare Co.*                 204,350        1,349
                                                   ----------
HOMEBUILDING 2.97%
Centex Corp.                              36,300        1,921
                                                   ----------
HOTEL/MOTEL 1.73%
La Quinta Corp.*                         269,100        1,117
                                                   ----------
HOUSEHOLD FURNISHINGS 0.34%
Mohawk Industries, Inc.*                   4,100          216
                                                   ----------
IDENTIFICATION CONTROL &
FILTER DEVICES 2.40%
Paxar Corp.*                             103,900        1,548
                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JANUARY 31, 2003

                                                      VALUE
INVESTMENTS                              SHARES       (000)
-------------------------------------------------------------
INSURANCE: MULTI-LINE 4.64%
Hilb, Rogal &
Hamilton Co.                              57,000   $    2,144
UICI*                                     54,900          854
                                                   ----------
TOTAL                                                   2,998
                                                   ----------
INSURANCE: PROPERTY-CASUALTY 4.21%
HCC Insurance
Hldgs., Inc.                              54,000        1,301
Ohio Casualty Corp.*                     116,700        1,421
                                                   ----------
TOTAL                                                   2,722
                                                   ----------
LEISURE TIME 2.58%
Action Performance
Co., Inc.                                 94,600        1,667
                                                   ----------
MACHINERY: OIL WELL
EQUIPMENT & SERVICES 4.02%
Grey Wolf, Inc.*                         185,100          713
Pride Int'l., Inc.*                      134,600        1,884
                                                   ----------
TOTAL                                                   2,597
                                                   ----------
MEDICAL & DENTAL
INSTRUMENTS & SUPPLIES 3.21%
Bio-Rad Laboratories, Inc.*               11,700          414
OraSure
Technologies, Inc.*                      117,500          922
Orthologic Corp.                          71,215          267
Theragenics Corp.*                       117,400          472
                                                   ----------
TOTAL                                                   2,075
                                                   ----------
POWER TRANSMISSION EQUIPMENT 1.59%
Regal-Beloit Corp.                        53,600        1,029
                                                   ----------
PUBLISHING: MISCELLANEOUS 3.34%
Consolidated
Graphics, Inc.*                           91,500        2,160
                                                   ----------
RADIO & TV BROADCASTERS 2.52%
Regent
Communications, Inc.*                    271,000        1,626
                                                   ----------
SAVINGS & LOAN 2.96%
Brookline Bancorp, Inc.                  103,765   $    1,310
Willow Grove
Bancorp., Inc.                            42,900          600
                                                   ----------
TOTAL                                                   1,910
                                                   ----------
SERVICES: COMMERCIAL 2.31%
Cross Country, Inc.*                     103,800        1,491
                                                   ----------
TELECOMMUNICATIONS
EQUIPMENT 2.91%
SpectraLink Corp.*                       218,200        1,881
                                                   ----------
TOTAL COMMON STOCKS
(Cost $67,824,831)                                     61,956
                                                   ==========

                                       PRINCIPAL
                                          AMOUNT
                                           (000)
                                      ----------
SHORT-TERM INVESTMENT 4.10%

REPURCHASE AGREEMENT 4.10%
Repurchase agreement dated
01/31/2003, 1.25% due 2/3/2003
with State Street Bank & Trust
Co. collateralized by
$2,495,000 of Federal Home
Loan Bank at 2.125% due
12/15/2004, and $185,000 of
Federal Home Loan Bank at
1.55% due 1/13/2004; value
$2,702,294; proceeds
$2,644,926
(Cost $2,644,650)                     $    2,645        2,645
                                                   ==========
TOTAL INVESTMENTS
100.02% (Cost $70,469,481)                         $   64,601
                                                   ==========

   * Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
January 31, 2003

ASSETS:
   Investments in securities, at cost                      $   70,469,481
-------------------------------------------------------------------------
   Investments in securities, at value                     $   64,601,251
   Receivables:
     Interest and dividends                                        12,528
     Investment securities sold                                 2,610,634
     Capital shares sold                                          473,691
     From affiliate                                               179,395
   Prepaid expenses                                                22,838
-------------------------------------------------------------------------
   TOTAL ASSETS                                                67,900,337
-------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                            2,827,304
     Capital shares reacquired                                     77,901
     Management fee                                               140,566
     12b-1 distribution fees                                       45,872
     Trustees' fees                                                   437
     To affiliate                                                  32,458
   Accrued expenses                                               184,346
-------------------------------------------------------------------------
   TOTAL LIABILITIES                                            3,308,884
=========================================================================
NET ASSETS                                                 $   64,591,453
=========================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                            $   74,544,875
Accumulated net investment loss                                  (441,359)
Accumulated net realized loss on investments                   (3,643,833)
Net unrealized depreciation on investments                     (5,868,230)
-------------------------------------------------------------------------
NET ASSETS                                                 $   64,591,453
=========================================================================
NET ASSETS BY CLASS:
Class A Shares                                             $   36,258,548
Class B Shares                                             $   13,961,029
Class C Shares                                             $   14,369,821
Class P Shares                                             $        1,027
Class Y Shares                                             $        1,028

OUTSTANDING SHARES BY CLASS:
Class A Shares                                                  3,962,277
Class B Shares                                                  1,540,328
Class C Shares                                                  1,585,323
Class P Shares                                                    112.141
Class Y Shares                                                    112.126

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                             $         9.15
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 5.75%)            $         9.71
Class B Shares-Net asset value                             $         9.06
Class C Shares-Net asset value                             $         9.06
Class P Shares-Net asset value                             $         9.16
Class Y Shares-Net asset value                             $         9.17
=========================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended January 31, 2003

INVESTMENT INCOME:
Interest                                                            $       19,943
Dividends                                                                   97,051
----------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    116,994
----------------------------------------------------------------------------------
EXPENSES:
Management fee                                                             227,045
12b-1 distribution plan-Class A                                             62,663
12b-1 distribution plan-Class B                                             67,013
12b-1 distribution plan-Class C                                             62,846
12b-1 distribution plan-Class P                                                  2
Shareholder servicing                                                      119,468
Reports to shareholders                                                     22,958
Registration                                                                28,730
Fund accounting                                                             10,606
Fund administration                                                         10,420
Custody                                                                      8,978
Professional                                                                23,434
Trustees' fees                                                                 216
Pricing                                                                        649
Other                                                                       33,094
----------------------------------------------------------------------------------
Gross expenses                                                             678,122
   Expense reductions                                                         (500)
   Management fee waived                                                  (119,622)
----------------------------------------------------------------------------------
NET EXPENSES                                                               558,000
----------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                       (441,006)
----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments                                        (3,483,569)
Net change in unrealized appreciation/depreciation on investments        3,481,959
==================================================================================
NET REALIZED AND UNREALIZED LOSS                                            (1,610)
==================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $     (442,616)
==================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS ENDED
                                                                  JANUARY 31, 2003       YEAR ENDED
INCREASE IN NET ASSETS                                                 (UNAUDITED)    JULY 31, 2002
OPERATIONS:
Net investment loss                                                 $     (441,006)  $     (380,389)
Net realized loss on investments                                        (3,483,569)        (160,264)
Net change in unrealized appreciation/depreciation on investments        3,481,959       (9,413,287)
---------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      (442,616)      (9,953,940)
===================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
   Class A                                                                       -           (4,728)
   Class B                                                                       -           (1,408)
   Class C                                                                       -             (956)
   Class P                                                                       -               (1)
   Class Y                                                                       -               (1)
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                              -           (7,094)
===================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                       19,816,628       69,054,691
Reinvestment of distributions                                                                 6,783
Cost of shares reacquired                                               (7,191,592)      (9,658,758)
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                            12,625,036       59,402,716
===================================================================================================
NET INCREASE IN NET ASSETS                                              12,182,420       49,441,682
===================================================================================================
NET ASSETS:
Beginning of period                                                     52,409,033        2,967,351
---------------------------------------------------------------------------------------------------
END OF PERIOD                                                       $   64,591,453   $   52,409,033
===================================================================================================
ACCUMULATED NET INVESTMENT LOSS                                     $     (441,359)  $         (353)
===================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                    CLASS A SHARES                               CLASS B SHARES
                                        --------------------------------------       --------------------------------------
                                        SIX MONTHS                                   SIX MONTHS
                                          ENDED                     6/18/2001(a)        ENDED                   6/18/2001(a)
                                         1/31/2003    YEAR ENDED        TO            1/31/2003    YEAR ENDED        TO
                                        (UNAUDITED)  JULY 31, 2002   7/31/2001       (UNAUDITED)  JULY 31, 2002  7/31/2001
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE,
  BEGINNING OF PERIOD                    $   9.18      $  10.45      $  10.00         $   9.12      $  10.45      $  10.00
  Unrealized appreciation
     on investments                                                       .06                                          .06
                                                                     --------                                     --------
NET ASSET VALUE ON SEC
  EFFECTIVE DATE                                                     $  10.06                                     $  10.06
                                                                     ========                                     ========
Investment operations
  Net investment loss                        (.05)(b)      (.12)(b)      (.07)(b)         (.08)(b)      (.18)(b)      (.07)(b)
  Net realized and
    unrealized gain (loss)                    .02         (1.15)          .46              .02         (1.15)          .46
                                         --------      --------      --------         --------      --------      --------
    Total from investment
      operations                             (.03)        (1.27)          .39             (.06)        (1.33)          .39
                                         --------      --------      --------         --------      --------      --------
Distributions to shareholders
  from net realized gain                        -             -(c)          -                -             -(c)          -
                                         --------      --------      --------         --------      --------      --------
NET ASSET VALUE, END OF PERIOD           $   9.15      $   9.18      $  10.45         $   9.06      $   9.12      $  10.45
                                         ========      ========      ========         ========      ========      ========
Total Return(d)(e)                                                        .60%(f)                                     0.60%(f)
Total Return(d)                              (.33)%(f)   (12.11)%        3.88%(f)(g)      (.66)%(f)   (12.68)%        3.88%(f)(g)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and
      expense reductions                      .80%(f)      1.66%          .69%(f)         1.12%(f)      2.27%          .75%(f)
  Expenses, excluding waiver and
      expense reductions                     1.00%(f)      2.41%          .81%(f)         1.32%(f)      3.02%          .87%(f)
  Net investment loss                        (.61)%(f)    (1.09)%        (.67)%(f)        (.93)%(f)    (1.70)%        (.76)%(f)

                                        SIX MONTHS                                   SIX MONTHS
                                          ENDED                     6/18/2001(a)        ENDED                   6/18/2001(a)
                                         1/31/2003    YEAR ENDED        TO            1/31/2003    YEAR ENDED        TO
                                        (UNAUDITED)  JULY 31, 2002   7/31/2001       (UNAUDITED)  JULY 31, 2002  7/31/2001
---------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)       $ 36,258      $ 29,962      $  2,214         $ 13,961      $ 12,013      $    283

   Portfolio turnover rate                  20.35%        47.69%         5.86%           20.35%        47.69%         5.86%
----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                    CLASS C SHARES                               CLASS D SHARES
                                        --------------------------------------       --------------------------------------
                                        SIX MONTHS                                   SIX MONTHS
                                          ENDED                     6/18/2001(a)        ENDED                   6/18/2001(a)
                                         1/31/2003    YEAR ENDED        TO            1/31/2003    YEAR ENDED        TO
                                        (UNAUDITED)  JULY 31, 2002   7/31/2001       (UNAUDITED)  JULY 31, 2002  7/31/2001
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE,
  BEGINNING OF PERIOD                    $   9.12      $  10.45      $  10.00         $   9.19      $  10.45      $  10.00
  Unrealized appreciation
      on investments                                                      .06                                          .06
                                                                     --------                                     --------
NET ASSET VALUE ON SEC
  EFFECTIVE DATE                                                     $  10.06                                     $  10.06
                                                                     ========                                     ========
Investment operations
  Net investment loss                        (.09)(b)      (.18)(b)      (.07)(b)         (.06)(b)      (.12)(b)      (.07)(b)
  Net realized and
      unrealized gain (loss)                  .03         (1.15)          .46              .03         (1.14)          .46
                                         --------      --------      --------         --------      --------      --------
      Total from investment
         operations                          (.06)        (1.33)          .39             (.03)        (1.26)
                                                                                                                       .39
                                         --------      --------      --------         --------      --------      --------
Distributions to shareholders
  from net realized gain                        -             -(c)          -                -             -(c)          -
                                         --------      --------      --------         --------      --------      --------
NET ASSET VALUE,
  END OF PERIOD                          $   9.06      $   9.12      $  10.45         $   9.16      $   9.19      $  10.45
                                         ========      ========      ========         ========      ========      ========
Total Return(d)(e)                                                        .60%(f)                                      .60%(f)
Total Return(d)                              (.66)%(f)   (12.68)%        3.88%(f)(g)      (.33)%(f)   (12.01)%        3.88%(f)(g)

RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and
     expense reductions                      1.12%(f)      2.27%          .75%(f)          .85%(f)      1.72%          .70%(f)
 Expenses, excluding waiver and
     expense reductions                      1.32%(f)      3.02%          .87%(f)         1.05%(f)      2.47%          .82%(f)
 Net investment loss                         (.93)%(f)    (1.70)%        (.76)%(f)        (.66)%(f)    (1.15)%        (.68)%(f)

                                        SIX MONTHS                                   SIX MONTHS
                                          ENDED                     6/18/2001(a)        ENDED                   6/18/2001(a)
                                         1/31/2003    YEAR ENDED        TO            1/31/2003    YEAR ENDED        TO
                                        (UNAUDITED)  JULY 31, 2002   7/31/2001       (UNAUDITED)  JULY 31, 2002  7/31/2001
---------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)        $ 14,370      $ 10,432      $    468         $      1      $      1      $      1

  Portfolio turnover rate                   20.35%        47.69%         5.86%           20.35%        47.69%         5.86%
----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       CLASS Y SHARES
                                                         ------------------------------------------
                                                         SIX MONTHS
                                                           ENDED                       6/18/2001(a)
                                                          1/31/2003      YEAR ENDED         TO
                                                         (UNAUDITED)   JULY 31, 2002     7/31/2001
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                      $   9.20        $  10.45       $  10.00
  Unrealized appreciation on investments                                                      .06
                                                                                         --------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                                    $  10.06
                                                                                         ========
Investment operations
  Net investment loss                                         (.04)(b)        (.10)(b)       (.07)(b)
  Net realized and unrealized gain (loss)                      .01           (1.15)           .46
                                                          --------        --------       --------
    Total from investment operations                          (.03)          (1.25)           .39
                                                          --------        --------       --------
Distributions to shareholders from net realized gain             -               -(c)           -
                                                          --------        --------       --------
NET ASSET VALUE, END OF PERIOD                            $   9.17        $   9.20       $  10.45
                                                          ========        ========       ========
Total Return(d)(e)                                             .60%(f)
Total Return(d)                                               (.33)%(f)     (11.92)%         3.88%(f)(g)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions            .62%(f)        1.27%           .66%(f)
  Expenses, excluding waiver and expense reductions            .82%(f)        2.02%           .78%(f)
  Net investment loss                                         (.43)%(f)       (.70)%         (.63)%(f)

                                                         SIX MONTHS
                                                           ENDED                       6/18/2001(a)
                                                          1/31/2003      YEAR ENDED         TO
                                                         (UNAUDITED)   JULY 31, 2002     7/31/2001
---------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                        $      1        $      1       $      1

   Portfolio turnover rate                                   20.35%          47.69%          5.86%
---------------------------------------------------------------------------------------------------

(a) Commencement of operations; SEC effective date on June 26, 2001; Fund shares became available to the public on July 2, 2001.
(b)  Calculated using average shares outstanding during the period.
(c)  Amount represents less than $.01.
(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(e)  Total return is for the period 6/18/01 through 6/26/01.
(f)  Not annualized.
(g)  Total return is for the period 6/26/01 through 7/31/01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  ORGANIZATION

Lord Abbett Blend Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management company, organized as a Delaware Business Trust on May 1, 2001. The Trust has one series, Lord Abbett Small-Cap Blend Fund (the "Fund"). The Securities and Exchange Commission declared the registration of the Fund and its shares effective on June 26, 2001 and each class of shares became available to the public on July 2, 2001. The Fund is diversified under the Act.

The Fund's investment objective is to seek long-term growth of capital by investing primarily in stocks of small companies.

The Fund offers five classes of shares: Classes A, B, C, P and Y, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Class B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchange. Securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them.

3.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE
The Trust has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on average daily net assets at an annual rate of 0.75%. For the six months ended January 31, 2003, Lord Abbett voluntarily waived a portion of its management fee.

As of October 1, 2002, Lord Abbett waived and/or reimbursed expenses to the extent necessary to maintain total operating expenses for Class A shares at 1.90%, for Class B shares at 2.52%, for Class C shares at 2.52%, for Class P shares at 1.97%, and for Class Y shares at 1.52% of average daily net assets of each class of shares. Lord Abbett may stop waiving and/or reimbursing such expenses at any time.

12b-1 DISTRIBUTION PLANS
The Fund has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                  CLASS A            CLASS B      CLASS C      CLASS P
-------------------------------------------------------------------------
Service                  .25%               .25%         .25%         .20%
Distribution             .10%(1)(2)         .75%         .75%         .25%

(1) In addition, the Fund pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. The Fund collected $965 of CDSC during the period.

(2) In addition, until January 1, 2003, the Fund paid an incremental marketing expense of approximately .03% of average daily net assets of Class A.

Effective January 1, 2003, the incremental marketing expense of approximately ..03% of average daily net assets attributable to Class A shares was terminated under the Plan. Also, effective January 1, 2003, Lord Abbett began providing certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets. This will result in Lord Abbett paying fund administration expenses that were previously charged to the Fund.

Class Y does not have a distribution plan.

COMMISSIONS
Distributor received the following commissions on sales of Class A shares of the Fund after concessions were paid to authorized dealers for the six months ended January 31, 2003:

DISTRIBUTOR                          DEALERS'
COMMISSIONS                       CONCESSIONS
---------------------------------------------
$  35,486                         $   202,971

One Trustee and certain of the Trust's officers have an interest in Lord Abbett.

4.  DISTRIBUTIONS & CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The tax character of distributions paid during the six months ended January 31, 2003 and fiscal year ended July 31, 2002 are as follows:

                                  1/31/2003    7/31/2002
--------------------------------------------------------
Distributions paid from:
   Ordinary income               $        -   $    7,094
   Net long term capital gains            -            -
--------------------------------------------------------
Total distributions paid         $        -   $    7,094
--------------------------------------------------------

As of January 31, 2003, the Fund's aggregate security unrealized gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                      $   70,469,746
------------------------------------------------------------
Gross unrealized gain                              2,988,185
Gross unrealized loss                             (8,856,680)
------------------------------------------------------------
   Net unrealized security loss               $   (5,868,495)
------------------------------------------------------------

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

5.  PORTFOLIO SECURITIES TRANSACTIONS

The Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Trust. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of the securities loaned.

The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

As of the six months ended January 31, 2003, there were no securities on loan.

Purchases and sales of investment securities (other than short-term investments) for the six months ended January 31, 2003 are as follows:

PURCHASES                                 SALES
-----------------------------------------------
$  23,709,328                     $  11,769,404

6.  TRUSTEES' REMUNERATION

The Trust's officers and the one Trustee who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees' fees. The deferred amounts are treated as though equivalent dollar amounts had been invested proportionately in the Fund. Such amounts and earnings accrued thereon are included in Trustees' fees on the Statement of Operations and in Trustees' fees payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Fund has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.  LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is at an annual rate of .09%. At January 31, 2003, there are no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the period.

9.  CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodian functions, and accounting and record keeping functions relating to portfolio transactions and calculating the Fund's net asset value.

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing as well as the particular risks associated with growth and value stocks. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests primarily in small company stocks, which tend to be more volatile and can be less liquid than large company stocks. Small companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large companies. These factors can affect Fund performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

The Trust has an unlimited number of authorized shares of beneficial interest.

                                            SIX MONTHS ENDED
                                             JANUARY 31, 2003                      YEAR ENDED
                                                   (UNAUDITED)                  JULY 31, 2002
---------------------------------------------------------------------------------------------
CLASS A SHARES                         SHARES          AMOUNT          SHARES          AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                         1,242,484   $  11,495,118       3,753,762   $  40,724,135
Reinvestment of distributions               -               -             464           4,692
Shares reacquired                    (543,350)     (4,993,250)       (703,068)     (7,449,765)
---------------------------------------------------------------------------------------------
Increase                              699,134   $   6,501,868       3,051,158   $  33,279,062
---------------------------------------------------------------------------------------------

CLASS B SHARES
---------------------------------------------------------------------------------------------
Shares sold                           356,478   $   3,244,339       1,415,515   $  15,409,487
Reinvestment of distributions               -               -             122           1,234
Shares reacquired                    (132,846)     (1,197,567)       (126,045)     (1,281,171)
---------------------------------------------------------------------------------------------
Increase                              223,632   $   2,046,772       1,289,592   $  14,129,550
---------------------------------------------------------------------------------------------

CLASS C SHARES
---------------------------------------------------------------------------------------------
Shares sold                           552,008   $   5,077,171       1,189,851   $  12,921,069
Reinvestment of distributions               -               -              85             855
Shares reacquired                    (110,013)     (1,000,775)        (91,364)       (927,822)
---------------------------------------------------------------------------------------------
Increase                              441,995   $   4,076,396       1,098,572   $  11,994,102
---------------------------------------------------------------------------------------------

CLASS P SHARES
---------------------------------------------------------------------------------------------
Reinvestment of distributions               -               -               -(a)            1
---------------------------------------------------------------------------------------------
Increase                                    -   $           -               -   $           1
---------------------------------------------------------------------------------------------

CLASS Y SHARES
---------------------------------------------------------------------------------------------
Reinvestment of distributions               -               -               -(a)            1
---------------------------------------------------------------------------------------------
Increase                                    -   $           -               -   $           1
---------------------------------------------------------------------------------------------

(a) Amount represents less than 1 share.

HOUSEHOLDING:

The Trust has adopted a policy that allows it to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces the Fund's expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219100, Kansas City, MO 64121.

                                                                     PRSRT STD
                                                                   U.S. POSTAGE
[LORD ABBETT LOGO]                                                     PAID
                                                                    PERMIT 552
                                                                  HACKENSACK, NJ

                    This report when not used for the general
                 information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current Fund Prospectus.

               Lord Abbett Mutual Fund shares are distributed by:
                           LORD ABBETT DISTRIBUTOR LLC
              90 Hudson Street - Jersey City, New Jersey 07302-3973


                   Lord Abbett Blend Trust
                        Lord Abbett Small-Cap Blend Fund


                                                                         LASCB-3
                                                                          (3/03)